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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1

                                      TO

                        LYONDELL PETROCHEMICAL COMPANY

                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

Pursuant to the authority contained in resolutions adopted by the Board of Directors of Lyondell Petrochemical Company (the "Company") and Article X,
Section 1 of the Lyondell Petrochemical Company Supplementary Executive Retirement Plan adopted effective as of October 1, 1990 (the "Plan"), the Plan is hereby amended as follows:

     1. Effective as of July 1, 1993, Article II, Section 2.2 and Section 2.3 are hereby deleted in their entireties and new amended and restated Sections 2.2 and 2.3 are hereby inserted in place thereof and shall read as follows:

     "2.2  Participant Benefit.

           (a) General Calculation. The amount of a Participant's monthly benefit under this Article will be a percentage of the excess, if any, of:

                (1) the amount of monthly allowance the Participant would have received under the Retirement Plans at retirement, under the Basic Allowance, if the Base Pay used in calculating the monthly allowance under the Retirement Plans had included the Participant's Awards and Deferred Compensation, over

                (2) the amount of monthly allowance the Participant is actually entitled to receive at retirement from the Retirement Plans, under the Basic Allowance under the Retirement Plans.

           (b) Special Rule for Certain Participants. For purposes of calculating the amount described in Section 2.2(a)(1), if the Participant transferred directly on July 1, 1993 from the employment of the Company to the employment of LYONDELL-CITGO Refining Company Ltd. ("LYONDELL-CITGO"), such calculation will take into account any awards made to and deferred compensation elected by such Participant during or with respect to his employment by LYONDELL-CITGO, on the same basis that salary earned by the Participant while employed by LYONDELL-CITGO is taken into account in determining the Participant's benefits under the Retirement Plan.

           (c) Specific Benefit. The percentage of the excess described in
     Article II, Section 2.2(a), which will be the actual retirement benefit payable under this Article, shall be the percentage equivalent to a fraction of which the numerator is the number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plan and any other tax-qualified, defined benefit retirement plan maintained by the Company and the denominator of which is the total number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plans.

     2.3 Survivor Benefit In the Event of Death of Participant Prior to Commencement of Participant's Benefit.


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          (a) General Calculation. If a Participant or former Participant who is entitled to receive a benefit under this Article dies prior to commencing receipt of the benefit, then the Participant's Beneficiary will be paid a monthly Survivor Benefit under this Article equal to a percentage of the excess, if any, of:

               (1) the monthly Pre-Retirement Annuity that would have been payable under the Retirement Plans if the Base Pay used in computing benefits under the Retirement Plans included the Participant's Awards and Deferred Compensation, over

               (2) the monthly Pre-Retirement Annuity actually payable under the Retirement Plans.

          (b) Special Rule for Certain Participants. For purposes of calculating the amount described in Section 2.3(a)(1), if the Participant transferred on July 1, 1993 from the employment of the Company to the employment of LYONDELL-CITGO, such calculation will take into account any awards made to and deferred compensation elected by such Participant during or with respect to his employment by LYONDELL-CITGO, on the same basis that salary earned by the Participant while employed by LYONDELL-CITGO is taken into account in determining the Participant's benefits under the Retirement Plan.

          (c) Special Survivor Benefit. The percentage of the excess described in Article II, Section 2.3(a), which shall be the actual Survivor Benefit payable under this Article, shall be the percentage equivalent to a fraction of which the numerator is the number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plan and any other tax-qualified, defined benefit retirement plan maintained by the Company and the denominator of which is the total number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plans."

     2. Effective as of July 1, 1993, Article II, Section 2.4 is hereby amended by deleting the words "Section 2.2(a)" and "Section 2.3(a)(1)" and substituting in place thereof the words "Section 2.2" and "Section 2.3".

     3. Effective as of July 1, 1993, Article III, Section 2.2 and 2.3 are deleted in their entireties and new amended and restated Sections 2.2 and 2.3 are hereby inserted in place thereof and shall read as follows:

     "2.2 Participant Benefit.

          (a) General Calculation. The amount of a Participant's monthly benefit under this Article will be a percentage of the excess, if any, of:

               (1) the amount of monthly allowance the Participant would have received under the Retirement Plans at retirement, under the Basic Allowance, if the calculation of the benefit were not subject to limitations or reductions required under the Code or ERISA, over

               (2) the amount of monthly allowance the Participant is actually entitled to receive at retirement from the Retirement Plans, under the Basic Allowance under the Retirement Plans.

          (b) Specific Benefit. The percentage of excess calculated under
     Article III, Section 2.2(a), which shall be the actual retirement benefit payable under this Article, shall be the percentage equivalent to a fraction of which the numerator is the number of years of service

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     credited to the Participant for benefit accrual purposes under the
     Retirement Plan and any other qualified, defined benefit retirement plan maintained by the Company and the denominator of which is the total number of years of Membership Service credited to the Participant for benefit accrual purposes under the Retirement Plans.

     2.3 Survivor Benefit In the Event of Death of Participant Prior to Commencement of Participant's Benefits.

          (a) General Calculation. If a Participant or former Participant who is entitled to receive a benefit under this Article dies prior to commencing receipt of the benefit, then the Participant's Beneficiary will be paid a monthly Survivor Benefit under this Article equal to a percentage of the excess, if any, of:

               (1) the monthly Pre-Retirement Annuity that would have been payable under the Retirement Plans if the calculation of the Pre-Retirement Annuity were not subject to limitations or reductions required under the Code of ERISA, over

               (2) the monthly Pre-Retirement Annuity actually payable under the Retirement Plans.

          (b) Specific Survivor Benefit. The percentage of the excess calculated under Article III, Section 2.3(a), which shall be the actual Survivor Benefit payable under this Article, shall be the percentage equivalent to a fraction of which the numerator is the number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plan and any other tax-qualified, defined benefit retirement plan maintained by the Company and the denominator of which is the total number of years of service credited to the Participant for benefit accrual purposes under the Retirement Plans."

     4. Effective as of July 1, 1993, Article VII, Section 4, relating to interpretation of the Plan, is amended by revising the first sentence thereof to provide as follows:

     "The Administrative Committee shall have the exclusive right and discretionary authority to interpret the provisions of this Plan and to decide questions arising in its administration."

     The undersigned, being duly authorized, on behalf of the Company has executed this Amendment No. 1 to the Plan in Houston, Texas on the 25th day of June, 1993.


                                             LYONDELL PETROCHEMICAL COMPANY


Attest: /s/ Gerald A. O'Brien                By: /s/ Richard W. Park
        ------------------------             -----------------------------
                                                 Richard W. Park
                                                 Vice President, Human Resources

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